STATEMENT OF INVESTMENTS
BNY Mellon Investment Portfolios, Technology Growth Portfolio

March 31, 2024 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 98.9%
Application Software - 9.7%
Adobe, Inc.	44,543	[a]	22,476,398
DoubleVerify Holdings, Inc.	317,612	[a]	11,167,238
HubSpot, Inc.	31,388	[a]	19,666,465
Intuit, Inc.	42,277		27,480,050
Salesforce, Inc.	102,200		30,780,596
			111,570,747
Automotive Parts & Equipment - 1.2%
Mobileye Global, Inc., Cl. A	438,769	[a,b]	14,106,423
Broadline Retail - 5.6%
Alibaba Group Holding Ltd., ADR	199,081	[a,b]	14,405,501
Amazon.com, Inc.	274,217	[a]	49,463,263
			63,868,764
Health Care Equipment - 1.6%
Intuitive Surgical, Inc.	46,387	[a]	18,512,588
Hotels, Resorts & Cruise Lines - 1.6%
Airbnb, Inc., Cl. A	111,058	[a]	18,320,128
Interactive Media & Services - 10.2%
Alphabet, Inc., Cl. C	273,181	[a]	41,594,539
Meta Platforms, Inc., Cl. A	136,684		66,371,017
Pinterest, Inc., Cl. A	276,315	[a]	9,579,841
			117,545,397
Internet Services & Infrastructure - 9.6%
Akamai Technologies, Inc.	166,675	[a]	18,127,573
Shopify, Inc., Cl. A	689,134	[a]	53,180,471
Snowflake, Inc., Cl. A	149,559	[a]	24,168,734
Twilio, Inc., Cl. A	245,989	[a]	15,042,227
			110,519,005
Movies & Entertainment - 4.5%
Netflix, Inc.	85,816	[a]	52,118,631
Passenger Ground Transportation - 6.3%
Uber Technologies, Inc.	934,374	[a]	71,937,454
Real Estate Services - 1.6%
CoStar Group, Inc.	188,623	[a]	18,220,982
Semiconductor Materials & Equipment - 12.9%
Applied Materials, Inc.	334,026		68,886,182
ASML Holding NV	24,625		23,897,824
Lam Research Corp.	45,107		43,824,608
MKS Instruments, Inc.	85,339		11,350,087
			147,958,701

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 98.9% (continued)
Semiconductors - 20.6%
Infineon Technologies AG, ADR		271,032		9,220,509
Micron Technology, Inc.		268,781		31,686,592
NVIDIA Corp.		105,043		94,912,653
ON Semiconductor Corp.		100,981	[a]	7,427,153
Qualcomm, Inc.		176,710		29,917,003
Synaptics, Inc.		131,557	[a]	12,834,701
Taiwan Semiconductor Manufacturing Co. Ltd., ADR		369,018		50,204,899
				236,203,510
Systems Software - 11.2%
JFrog Ltd.		307,747	[a]	13,608,572
Microsoft Corp.		142,861		60,104,480
ServiceNow, Inc.		71,696	[a]	54,661,031
				128,374,083
Technology Hardware, Storage & Equipment - 2.3%
Apple, Inc.		151,109		25,912,171
Total Common Stocks (cost $588,644,297)				1,135,168,584

Private Equity - .6%
Real Estate Services - .0%
Roofstock, Ser. H		83,989	[a,c]	672,752
Systems Software - .6%
Databricks, Inc., Ser. H		71,556	[a,c]	6,271,883
Databricks, Inc., Ser. I		6,159	[a,c]	539,836
				6,811,719
Total Private Equity (cost $8,187,342)				7,484,471
	1-Day Yield (%)
Investment Companies - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $5,597,667)	5.42	5,597,667	[d]	5,597,667

Investment of Cash Collateral for Securities Loaned - 1.2%
Registered Investment Companies - 1.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $13,233,204)	5.42	13,233,204	[d]	13,233,204
Total Investments (cost $615,662,510)		101.2%		1,161,483,926
Liabilities, Less Cash and Receivables		(1.2%)		(13,721,349)
Net Assets		100.0%		1,147,762,577

ADR—American Depositary Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At March 31, 2024, the value of the fund’s securities on loan was $28,226,203 and the value of the collateral was $29,070,404, consisting of cash collateral of $13,233,204 and U.S. Government & Agency securities valued at $15,837,200. In addition, the value of collateral may include pending sales that are also on loan.

c The fund held Level 3 securities at March 31, 2024. These securities were valued at $7,484,471 or .7% of net assets.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of March 31, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,135,168,584	-	-	1,135,168,584
Equity Securities - Private Equity	-	-	7,484,471	7,484,471
Investment Companies	18,830,871	-	-	18,830,871

† See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At March 31, 2024, accumulated net unrealized appreciation on investments was $545,821,416, consisting of $575,703,592 gross unrealized appreciation and $29,882,176 gross unrealized depreciation.

At March 31, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.